EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the June 30, 2006 Form 10-Q of Cornell Companies, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James E. Hyman, Chief Executive Officer and the Chairman of the Board, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ James E. Hyman
James E. Hyman, Chief Executive
Officer and Chairman of the Board
August 9, 2006